Quaker Houghton Second Quarter 2025 Results Investor Conference Call

Regulation G The attached charts include Company information that does not conform to generally accepted accounting principles (“GAAP”). Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and helps investors to evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should be read in conjunction with the second quarter earnings news release, dated July 31, 2025, which has been furnished to the Securities and Exchange Commission (“SEC”) on Form 8-K. Forward-Looking Statements This presentation contains “forward-looking statements” that fall under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Securities Act of 1933, as amended. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on assumptions, projections and expectations about future events that we believe are reasonable based on currently available information, including statements regarding the potential effects of economic downturns; tariffs, including the uncertainty surrounding changes in tariffs; inflation and global supply chain constraints on the Company’s business, results of operations, and financial condition; our expectation that we will maintain sufficient liquidity and remain in compliance with the terms of the Company’s credit facility; expectations about future demand and raw material costs; and statements regarding the impact of increased raw material costs and pricing initiatives. These forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance, and business, which may differ materially from our actual results, including but not limited to the potential benefits of acquisitions and divestitures, the impacts on our business as a result of global supply chain constraints, and our current and future results and plans and statements that include the words “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “outlook, “target”, “possible”, “potential”, “plan” or similar expressions. Such statements include information relating to current and future business activities, operational matters, capital spending, and financing sources. A major risk is that demand for the Company’s products and services is largely derived from the demand for our customers’ products, which subjects the Company to uncertainties related to downturns in a customer’s business and unanticipated customer production slowdowns and shutdowns. Other major risks and uncertainties include, but are not limited to inflationary pressures, including increases in raw material costs; supply chain constraints and the impacts of economic downturns; customer financial instability; high interest rates and their impact on our and our customers’ business operations; the impacts from acts of war, terrorism and military conflicts, including those in Ukraine and the Middle East as well as economic, political and governmental actions taken by various governments and governmental organizations in response; economic and political disruptions particularly in light of numerous elections globally and the possibility of regime changes; the possibility of economic recession; legislative and regulatory developments including changes to existing laws and regulations, or the way they are interpreted, applied or enforced; tariffs, retaliatory tariffs, “trade wars” and trade restrictions, and the economic and other sanctions imposed by other nations on Russia and Belarus and/or other government organizations; suspensions of activities in Russia by many multinational companies; foreign currency fluctuations; significant changes in applicable tax rates and regulations and the potential impacts therefrom, including those arising from H.R.1, commonly known as the “One Big Beautiful Bill Act”; future terrorist attacks and other acts of violence; the impacts of consolidation in our industry, including loss or consolidation of a major customer, the effects of climate change, fires, or other natural disasters; the potential occurrence of cyber-security breaches, cyber-security attacks and other technology outages and security incidents; and U.S. political conditions and legislative and regulatory activity (or inactivity), including adoption of (or failure to adopt) new laws, regulations and executive orders, changes in existing laws, regulations and executive orders or the way they are interpreted or applied, and adoption of laws, regulations or executive orders that conflict among jurisdictions in which we operate. Furthermore, the Company is subject to the same business cycles as those experienced by our customers in the steel, automotive, aerospace, industrial equipment, aluminum and durable goods industries. Our forward-looking statements are subject to risks, uncertainties and assumptions about the Company and its operations that are subject to change based on various important factors, some of which are beyond our control. These risks, uncertainties, and possible inaccurate assumptions relevant to our business could cause our actual results to differ materially from expected and historical results. All forward-looking statements included in this press release, including expectations about business conditions during 2025 and future periods, are based upon information available to the Company as of the date of this press release, which may change. Therefore, we caution you not to place undue reliance on our forward-looking statements. For more information regarding these risks and uncertainties as well as certain additional risks that we face, refer to the Risk Factors section, which appears in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024 and in subsequent reports filed from time to time with the Securities and Exchange Commission. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995. ©2025 Quaker Houghton. All Rights Reserved 2 Forward-Looking Statements

The information included in this presentation includes non-GAAP (unaudited) financial information that includes EBITDA, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP gross profit, non-GAAP gross margin, taxes on income before equity in net income of associated companies- adjusted, non-GAAP net income and non-GAAP earnings per diluted share. The Company believes these non-GAAP financial measures provide meaningful supplemental information as they enhance a reader’s understanding of the financial performance of the Company, facilitate a comparison among fiscal periods, and exclude items that management believes are not indicative of future operating performance or considered core to the Company’s operations. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for the financial information presented in accordance with GAAP. In addition, our definitions of EBITDA, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP gross profit, non-GAAP gross margin, taxes on income before equity in net income of associated companies- adjusted, non-GAAP net income, and non-GAAP earnings per diluted share, as discussed and reconciled below to the most comparable GAAP measures, may not be comparable to similarly named measures reported by other companies. The Company presents EBITDA, which is calculated as net income attributable to the Company before depreciation and amortization, interest expense, and taxes on income before equity in net income of associated companies. The Company also presents adjusted EBITDA which is calculated as EBITDA plus or minus certain items that management believes are not indicative of future operating performance or considered core to the Company’s operations. In addition, the Company presents non-GAAP operating income which is calculated as operating income plus or minus certain items that are not considered indicative of future operating performance or considered core to the Company’s operations. Additionally, the Company presents non-GAAP gross profit, which is calculated as gross profit plus or minus certain items that management believes are not considered indicative of future operating performance or considered core to the Company’s operations. Adjusted EBITDA margin, non-GAAP operating margin, and non-GAAP gross margin are calculated as the percentage of adjusted EBITDA, non-GAAP operating income, and non-GAAP gross profit to consolidated net sales, respectively. The Company believes these non-GAAP measures provide transparent and useful information and are widely used by analysts, investors, and competitors in our industry as well as by management in assessing the operating performance of the Company on a consistent basis. Additionally, the Company presents non-GAAP net income and non-GAAP earnings per diluted share as additional performance measures. Non-GAAP net income is calculated as adjusted EBITDA, defined above, less depreciation and amortization, interest expense, and taxes on income before equity in net income of associated companies, in each case adjusted, as applicable, for any depreciation, amortization, interest or tax impacts resulting from the non-core items identified in the reconciliation of net income attributable to the Company to adjusted EBITDA. Non-GAAP earnings per diluted share is calculated as non-GAAP net income per diluted share as accounted for under the “two-class share method.” The Company believes that non-GAAP net income and non-GAAP earnings per diluted share provide transparent and useful information and are widely used by analysts, investors, and competitors in our industry as well as by management in assessing the performance of the Company on a consistent basis. As it relates to future projections for the Company as well as other forward-looking information contained in this press release, the Company has not provided guidance for comparable GAAP measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to determine with reasonable certainty the ultimate outcome of certain significant items necessary to calculate such measures without unreasonable effort. These items include, but are not limited to, certain non-recurring or non-core items the Company may record that could materially impact net income. These items are uncertain, depend on various factors, and could have a material impact on the U.S. GAAP reported results for the guidance period. The following charts should be read in conjunction with the Company’s second quarter earnings news release dated July 31, 2025, which has been furnished to the Securities and Exchange Commission on Form 8-K, the Company’s Annual Report for the year ended December 31, 2024, and the Company’s 10-Q for the period ended June 30, 2025. These documents may contain additional explanatory language and information regarding certain of the items included in the following reconciliations. ©2025 Quaker Houghton. All Rights Reserved 3 Non-GAAP Measures

Joe Berquist Chief Executive Officer, President Tom Coler Executive Vice President, Chief Financial Officer Robert T. Traub Senior Vice President, General Counsel & Corporate Secretary Jeffrey Schnell Vice President, Investor Relations ©2025 Quaker Houghton. All Rights Reserved 4 Speakers

Highlights © 2025 Quaker Houghton. All Rights Reserved $483m Net Sales $75m Adjusted EBITDA1 5 $1.71 Non-GAAP Earnings per Diluted Share1 $42m Operating Cash Flow 1 This is a non-GAAP measure, refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation and in our SEC filings 2 Leverage ratio defined as gross debt minus cash and cash equivalents divided by trailing twelve month adjusted EBITDA $926m Net Sales $145m Adjusted EBITDA1 $3.29 Non-GAAP Earnings per Diluted Share1 $39m Operating Cash Flow Q2’25 YTD 2025 Share Repurchases $33m 2.6x Leverage Ratio1,2

Financial Snapshot

(Unaudited; Dollars in millions, unless otherwise noted)

	Q2 2025	Q2 2024	Variance[1]		YTD 2025	YTD 2024	Variance[1]	
GAAP								
Net sales	$ 483.4	$ 463.6	$ 19.8	4.3%	$ 926.3	$ 933.3	$ (7.0)	(0.8%)
Gross profit	171.7	175.7	(4.0)	(2.3%)	333.0	357.3	(24.3)	(6.8%)
Gross margin (%)	35.5%	37.9%	(2.4%)		35.9%	38.3%	(2.3%)	
Operating (loss) income	(52.5)	58.4	(111.0)	(189.8%)	(24.9)	114.0	(138.9)	(121.8%)
Operating (loss) income margin (%)	(10.9%)	12.6%	(23.5%)		(2.7%)	12.2%	(14.9%)	
Net (loss) income	(66.6)	34.9	(101.4)	(290.8%)	(53.7)	70.1	(123.8)	(176.5%)
(Loss) earnings per diluted share	(3.78)	1.94	(5.72)	(295.1%)	(3.04)	3.89	(6.93)	(178.1%)
Non-GAAP [2]								
Non-GAAP gross profit	$ 174.1	$ 175.7	$ (1.6)	(0.9%)	$ 335.4	$ 357.3	$ (21.9)	(6.1%)
Non-GAAP profit margin (%)	36.0%	37.9%	(1.9%)		36.2%	38.3%	(2.1%)	
Non-GAAP operating income	50.6	59.8	(9.2)	(15.3%)	96.4	119.1	(22.6)	(19.0%)
Non-GAAP operating margin (%)	10.5%	12.9%	(2.4%)		10.4%	12.8%	(2.3%)	
Adjusted EBITDA	75.5	84.3	(8.8)	(10.5%)	144.5	167.6	(23.0)	(13.8%)
Adjusted EBITDA margin (%)	15.6%	18.2%	(2.6%)		15.6%	18.0%	(2.4%)	
Non-GAAP earnings per diluted share	1.71	2.13	(0.42)	(19.6%)	3.29	4.22	(0.93)	(22.0%)

Quaker Houghton. Forward Together

[1] Certain amounts may not calculate due to rounding

[2] These are non-GAAP measures. Refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation and in our SEC filings.

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©2025 Quaker Houghton. All Rights Reserved

Sales volumes in Q2’25 increased 2% Y/Y driven by continued growth in the Asia/Pacific segment and new business wins Sales volumes in Q2’25 increased 4% compared to Q1’25 Total Company Volume Trend1 (kilograms, in thousands) 7 ©2025 Quaker Houghton. All Rights Reserved Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 1 The total company volume trend excludes volumes in the prior periods that are related to the tolling agreement for products previously divested related to the Combination, volumes related to business impacted due to the War in Ukraine, and volumes relating to the Sutai, Natech and Dipsol acquisitions.

©2025 Quaker Houghton. All Rights Reserved 8 Adjusted EBITDA1 (dollars in millions) Generated $75.5m of adjusted EBITDA in Q2’25 and adjusted EBITDA margins of 15.6% 1 This is a non-GAAP measure, refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation and in our SEC filings. 2 The Company's reference to trailing twelve months adjusted EBITDA refers to the twelve month period ended June 30, 2025 adjusted EBITDA of $287.8 million, which consists of (i) the six months ended June 30, 2025 adjusted EBITDA of $144.5 million and (ii) the twelve months ended December 31, 2024 adjusted EBITDA of $310.9 million less (iii) the six months ended June 30, 2024 adjusted EBITDA of $167.6 million. $274 $257 $320 $311 $288 2021 2022 2023 2024 Q2'25 LTM $84 $75 Q2 2024 Q2 2025 2

• Total debt of $937 million • Cash and cash equivalents of $202 million • Net debt of $735 million • Leverage of 2.6x as of June 30, 20251 ◦ In April 2025, we funded the Dipsol acquisition with borrowings under our existing credit facility • Operating well within bank covenants ◦ Bank leverage of 2.3x as of June 30, 20252 ◦ Maximum permitted leverage of 4.0x2 • Healthy balance sheet and ample liquidity ◦ No significant maturities until June 2027 ◦ Q2’25 cost of debt on credit facility was ~5.2% Leverage and Liquidity Update 9 ©2025 Quaker Houghton. All Rights Reserved 1 Leverage ratio, which is a non-GAAP measure, is defined as gross debt minus cash and cash equivalents divided by trailing twelve month adjusted EBITDA 2 Defined as net debt divided by trailing twelve month adjusted EBITDA, as calculated under the terms of the credit agreement $750 $759 $759 $736 $765 $787 $815 $774 $753 $696 $628 $561 $574 $549 $529 $519 $551 $735 Mar- 21 3.2x Jun- 21 3.1x Sep- 21 2.7x Dec- 21 2.7x Mar- 22 3.0x Jun- 22 3.2x Sep- 22 3.3x Dec- 22 3.0x Mar- 23 2.7x Jun- 23 2.3x Sep- 23 2.0x Dec- 23 1.8x Mar- 24 1.8x Jun- 24 1.7x Sep- 24 1.6x Dec- 24 1.7x Mar- 25 1.9x Jun- 25 2.6x Net Debt and Leverage Ratio1 (Dollars in Millions)

Appendix Actual and Non-GAAP Results

©2025 Quaker Houghton. All Rights Reserved 11 Non-GAAP Gross Profit and Operating Income Reconciliation (Unaudited; Dollars in thousands, unless otherwise noted) Three Months Ended June 30, Six Months Ended June 30, Non-GAAP Operating Income and Margin Reconciliations 2025 2024 2025 2024 Operating (loss) income $ (52,510) $ 58,449 $ (24,886) $ 113,975 Acquisition-related step-up inventory amortization 6,022 — 6,022 — Restructuring and related charges, net 8,793 320 23,383 2,177 Acquisition-related expenses 803 234 4,133 517 Gain on inventory and other adjustments (3,927) — (3,927) — Customer insolvency costs — — — 1,522 Impairment charges 88,840 — 88,840 — Acquisition-related depreciation and amortization 1,681 — 1,681 — Other charges 939 812 1,165 866 Non-GAAP operating income $ 50,641 $ 59,815 $ 96,411 $ 119,057 Non-GAAP operating margin (%) 10.5% 12.9% 10.4% 12.8 % Three Months Ended June 30, Six Months Ended June 30, Non-GAAP Gross Profit and Margin Reconciliations 2025 2024 2025 2024 Gross profit $ 171,723 $ 175,718 $ 332,983 $ 357,281 Acquisition-related step-up inventory amortization 6,022 — 6,022 — Gain on inventory and other adjustments (3,604) — (3,604) — Non-GAAP gross profit $ 174,141 $ 175,718 $ 335,401 $ 357,281 Non-GAAP profit margin (%) 36.0% 37.9% 36.2% 38.3%

©2025 Quaker Houghton. All Rights Reserved 12 Adjusted EBITDA Reconciliation (Unaudited; Dollars in thousands, unless otherwise noted) EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin Reconciliations: Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net (loss) income attributable to Quaker Chemical Corporation $ (66,580) $ 34,885 $ (53,658) $ 70,112 Depreciation and amortization 23,921 21,428 44,751 42,484 Interest expense 12,779 10,754 22,324 21,578 Taxes on income before equity in net income of associated companies 5,472 15,778 13,014 28,286 EBITDA (24,408) 82,845 26,431 162,460 Equity income in a captive insurance company (2,075) (475) (2,746) (981) Acquisition-related step-up inventory amortization 6,022 — 6,022 — Gain on inventory and other adjustments (3,927) — (3,927) — Restructuring and related charges, net 8,793 320 23,383 2,177 Acquisition-related expenses 803 234 4,133 517 Customer insolvency costs — — — 1,522 Impairment charges 88,840 — 88,840 — Product liability claim costs, net — — — 896 Currency conversion impacts of hyper-inflationary economies 652 613 1,187 (291) (Gain) loss on acquisition-related hedges (592) — 1,351 — Gain on sale of assets (357) — (2,534) — Other charges 1,728 754 2,387 1,273 Adjusted EBITDA $ 75,479 $ 84,291 $ 144,527 $ 167,573 Adjusted EBITDA margin (%) 15.6% 18.2% 15.6% 18.0%

Adjusted EBITDA Reconciliation

(Unaudited; Dollars in thousands, unless otherwise noted)

	Twelve Months Ended December 31,			
EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin Reconciliations:	**2024**	**2023**	**2022**	**2021**
Net income (loss) attributable to Quaker Chemical Corporation	$ 116,644	$ 112,748	$ (15,931)	$ 121,369
Depreciation and amortization	85,108	83,020	81,514	87,728
Interest expense	41,002	50,699	32,579	22,326
Taxes on income before equity in net income of associated companies	49,300	55,585	24,925	34,939
EBITDA	292,054	302,052	123,087	266,362
Equity (income) loss in a captive insurance company	(2,930)	(2,090)	1,427	(4,993)
Acquisition-related expenses (credits)	1,454	(475)	10,990	18,718
Restructuring and related charges, net	6,530	7,588	3,163	1,433
Strategic planning (credits) expenses	(290)	4,704	14,446	—
Executive transition costs	7,288	688	2,813	2,986
Customer insolvency costs	3,213	—	—	—
Facility remediation (recoveries) charges, net	—	(2,141)	(1,804)	2,066
Product liability claim costs, net	2,040	—	—	—
Business interruption insurance proceeds	(1,000)	—	—	—
Currency conversion impacts of hyper-inflationary economies	811	7,849	1,617	564
Impairment charges	—	—	93,000	—
Gain on changes in insurance settlement restrictions of an inactive subsidiary and related insurance insolvency recovery	—	—	—	—
Brazilian non-income tax credits	—	—		(13,087)
Russia-Ukraine conflict related expenses	—	—	2,487	—
Loss on extinguishment of debt	—	—	6,763	—
Other charges (credits)	1,748	2,204	(839)	60
Adjusted EBITDA	$ 310,918	$ 320,379	$ 257,150	$ 274,109
Adjusted EBITDA margin (%)	16.9 %	16.4 %	13.2 %	15.6 %

Quaker Houghton.
Forward Together

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©2025 Quaker Houghton. All Rights Reserved

©2025 Quaker Houghton. All Rights Reserved 14 Non-GAAP EPS Reconciliation Three Months Ended June 30, Six Months Ended June 30, Non-GAAP Earnings per Diluted Share Reconciliations 2025 2024 2025 2024 GAAP (loss) earnings per diluted share attributable to Quaker Chemical Corporation common shareholders $ (3.78) $ 1.94 $ (3.04) $ 3.89 Equity income in a captive insurance company (0.12) (0.02) (0.16) (0.05) Acquisition-related step-up inventory amortization 0.25 — 0.25 — Restructuring and related charges, net 0.38 0.01 1.00 0.09 Acquisition-related expenses 0.05 0.01 0.19 0.02 Gain on inventory and other adjustments (0.16) — (0.16) — Customer insolvency costs — — — 0.06 Impairment charges 4.91 — 4.91 — Product liability claim costs, net — — — 0.04 Currency conversion impacts of hyper-inflationary economies 0.04 0.03 0.07 (0.02) (Gain) loss on acquisition-related hedges (0.02) — 0.06 — Gain on sale of assets (0.02) — (0.11) — Other charges 0.06 0.03 0.08 0.06 Discrete tax items 0.05 0.13 0.13 0.13 Acquisition-related depreciation and amortization 0.07 — 0.07 — Non-GAAP earnings per diluted share $ 1.71 $ 2.13 $ 3.29 $ 4.22

©2025 Quaker Houghton. All Rights Reserved 15 Segment Performance (Unaudited; Dollars in thousands, except per share amounts) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net sales Americas $ 221,062 $ 223,517 $ 434,773 $ 453,271 EMEA 139,923 138,001 269,201 276,423 Asia/Pacific 122,415 102,049 222,340 203,632 Total net sales $ 483,400 $ 463,567 $ 926,314 $ 933,326 Segment operating earnings Americas $ 58,976 $ 64,137 $ 117,438 $ 130,906 EMEA 24,995 26,652 48,388 56,223 Asia/Pacific 28,715 31,000 54,645 61,377 Total segment operating earnings 112,686 121,789 220,471 248,506 Restructuring and related charges, net (8,793) (320) (23,383) (2,177) Impairment charges (88,840) — (88,840) — Non-operating and administrative expenses (50,860) (47,584) (101,577) (101,760) Depreciation of corporate assets and amortization (16,703) (15,436) (31,557) (30,594) Operating (loss) income (52,510) 58,449 (24,886) 113,975 Other (expense) income, net (653) 422 (1,362) 1,502 Interest expense (12,779) (10,754) (22,324) (21,578) (Loss) income before taxes and equity in net income of associated companies $ (65,942) $ 48,117 $ (48,572) $ 93,899